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                                                                 Exhibit 23(a)


                       [Deloitte & Touche LLP letterhead]





INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Dynamex Inc. on Form S-8 of our report dated September 19, 1997 (except for Note 3(b) which is as of September 29, 1997), appearing in the Annual Report on Form 10-K of Dynamex Inc. for the year ended July 31, 1997.



/s/ DELOITTE & TOUCHE

Toronto, Canada

January 9, 1998